Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
Income Taxes

a)	Reconciliation of income taxes calculated at the Canadian statutory income tax rate to the actual provision for income taxes is as follows:

(CAD$ in millions)	2019	2018
Tax expense (recovery) at the Canadian statutory income tax rate of 26.94% (2018 – 27%)	$(126)	$1,217
Tax effect of:
Resource taxes	226	360
Resource and depletion allowances	(85)	(80)
Non-deductible expenses (non-taxable income)	(6)	(157)
Impact of initial recognition exemption related to the Frontier oil sands project	117	—
Tax pools not recognized (recognition of previously unrecognized tax pools)	(2)	4
Effect due to tax legislative changes	(39)	—
Withholding taxes on foreign earnings	39	47
Difference in tax rates in foreign jurisdictions	(2)	2
Revisions to prior year estimates	2	(21)
Other	(4)	(7)
Total income taxes	$120	$1,365

Represented by:
Current income taxes	$576	$691
Deferred income taxes	(456)	674
Total income taxes	$120	$1,365

b)	The continuity related to deferred tax assets and liabilities is as follows:

(CAD$ in millions)	January 1, 2019[1]	Through Profit or Loss	Through OCI	Through Equity	December 31, 2019

Net operating loss carryforwards	$139	$54	$(3)	$—	$190
Property, plant and equipment	(130)	(13)	(1)	—	(144)
Decommissioning and restoration provisions	94	29	—	—	123
Other temporary differences	57	20	(26)	(9)	42
Deferred income tax assets	$160	$90	$(30)	$(9)	$211
Net operating loss carryforwards	$(750)	$111	$3	$(6)	$(642)
Property, plant and equipment	7,402	(232)	(69)	—	7,101
Decommissioning and restoration provisions	(474)	(170)	7	—	(637)
U.S. alternative minimum tax credits	(38)	37	1	—	—
Unrealized foreign exchange	(146)	4	26	—	(116)
Withholding taxes	104	(8)	(5)	—	91
Inventories	97	(5)	(1)	—	91
Other temporary differences	116	(103)	1	—	14
Deferred income tax liabilities	$6,311	$(366)	$(37)	$(6)	$5,902

(CAD$ in millions)	January 1, 2018	Through Profit or Loss	Through OCI	Through Equity	December 31, 2018

Net operating loss carryforwards	$58	$80	$1	$—	$139
Property, plant and equipment	(189)	58	1	—	(130)
Decommissioning and restoration provisions	78	16	—	—	94
U.S. alternative minimum tax credits	143	(148)	5	—	—
Other temporary differences	64	(17)	10	—	57
Deferred income tax assets	$154	$(11)	$17	$—	$160
Net operating loss carryforwards	$(1,065)	$312	$3	$—	$(750)
Property, plant and equipment	7,390	(94)	126	—	7,422
Decommissioning and restoration provisions	(754)	287	(7)	—	(474)
U.S. alternative minimum tax credits	—	(38)	—	—	(38)
Unrealized foreign exchange	(135)	29	(40)	—	(146)
Withholding taxes	79	18	7	—	104
Inventories	65	32	—	—	97
Other temporary differences	(1)	117	—	—	116
Deferred income tax liabilities	$5,579	$663	$89	$—	$6,331

Note:

1.	The January 1, 2019 balance for deferred income tax liabilities related to property, plant and equipment has been adjusted by $20 million for the adoption of IFRS 16 (Note 33).

c)	Deferred Tax Assets and Liabilities Not Recognized

We have not recognized $293 million (2018 – $300 million) of deferred tax assets associated with unused tax credits and tax pools in entities and jurisdictions that do not have established sources of taxable income. The majority of these unused tax credits and tax pools do not expire.

Deferred tax liabilities of approximately $759 million (2018 – $745 million) have not been recognized on the unremitted foreign earnings associated with investments in subsidiaries and interests in joint arrangements where we control the timing of the reversal of the temporary differences, and it is probable that such differences will not reverse in the foreseeable future.

d)Loss Carryforwards

At December 31, 2019, we had $2.56 billion of Canadian federal net operating loss carryforwards (2018 – $2.91 billion). These loss carryforwards expire at various dates between 2029 and 2039. The deferred tax benefit of this pool has been recognized.

e)Alberta Tax Rate Reform

During the year ended December 31, 2019, legislation was enacted to reduce the Alberta corporate tax rate from 12% to 8% over the next two and a half years. As a result, we recognized a deferred tax recovery of $39 million in 2019 and our current Canadian statutory income tax rate was reduced from 27% to 26.94%.

f)	Scope of Antamina’s Peruvian Tax Stability Agreement

In the first quarter of 2019, the Peruvian tax authority, La Superintendencia Nacional de Aduanas y de Administración Tributaria (SUNAT), issued an income tax assessment for the 2013 taxation year to Antamina (our joint operation in which we own a 22.5% share), denying accelerated depreciation claimed by Antamina in respect of a mill expansion and other assets, on the basis that the expansion was not covered by Antamina’s tax stability agreement.

Antamina objected to the 2013 assessment, but lost its appeal with SUNAT during the year. In the fourth quarter, SUNAT raised similar assessments for the 2014 year. The issue also affects the 2015 to 2017 taxation years and we expect that it will be raised by SUNAT in those years as well.

Antamina intends to pursue the issue in the Peruvian courts. However, based on opinions of counsel, we have provided for the tax on this issue for all years possibly affected. The denial of accelerated depreciation claimed is a timing issue in our tax provision. Accordingly, we have recorded a current tax expense, offset by a deferred tax recovery that resulted in a net $2 million total tax expense adjustment.

Further, based on opinions of counsel, we believe that Antamina’s position that interest and penalties are not owing in relation to this matter will more likely than not prevail for all taxation years in question. As a result, we have not provided for our share of interest and penalties for any years as at December 31, 2019.